                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
                             (Amendment No. ______)

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:
     [ ]  Preliminary Proxy Statement
     [ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
     [X]  Definitive Proxy Statement
     [ ]  Definitive Additional Materials
     [ ]  Soliciting Material under Section 240.14a-12

                             First Busey Corporation
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     [X]  No fee required.
     [ ]  $125 per Exchange Act Rules 0-11(c)(1)(ii), 14a-b(i)(1), 14a-6(i)(2)
          or Item 22(a)(2) of Schedule 14A.
     [ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
          0-11.

          (1) Title of each class of securities to which transaction applies:

               _________________________________________________________________
          (2)  Aggregate number of securities to which transaction applies:

               _________________________________________________________________
          (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

               _________________________________________________________________
          (4)  Proposed maximum aggregate value of transaction:

               _________________________________________________________________
          (5)  Total fee paid:

               _________________________________________________________________

     [ ]  Fee paid previously with preliminary materials.
     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

          (1)  Amount Previously Paid:

               _________________________________________________________________
          (2)  Form, Schedule or Registration Statement No.:

               _________________________________________________________________
          (3)  Filing Party:

               _________________________________________________________________
          (4)  Date Filed:

               _________________________________________________________________

                             FIRST BUSEY CORPORATION
                          201 W. MAIN, URBANA, IL 61801
                                  217/365-4556

                                                           March 12, 2004

Dear Stockholder:

         The Annual Meeting of Stockholders of First Busey Corporation will be held on Tuesday, April 13, 2004, at the Virginia Theatre, 203 West Park, Champaign, Illinois. The Annual Meeting will begin at 7:00 p.m. At this Annual Meeting you will be asked:

                  1. To elect seven directors of the Company to serve until the 2005 Annual Meeting or until their successors are duly elected and qualified.

                  2. To approve the First Busey Corporation 2004 Stock Option Plan.

                  3. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

         Each of the proposals is more fully described in the accompanying Proxy Statement which I urge you to read carefully. The Board of Directors has unanimously approved and recommends a vote "FOR" each of the proposals.

         It is important that your shares be represented at the Annual Meeting. Whether or not you attend personally, I urge you to sign, date and return the enclosed proxy at your earliest convenience.

                                          Kindest regards,

                                          Douglas C. Mills
                                          Chairman of the Board

                             FIRST BUSEY CORPORATION
                          201 W. MAIN, URBANA, IL 61801
                                  217/365-4556

                  NOTICE OF 2004 ANNUAL MEETING OF STOCKHOLDERS
                            To Be Held April 13, 2004

To the Stockholders of
First Busey Corporation:

         Notice is hereby given that the Annual Meeting of Stockholders of First Busey Corporation, a Nevada corporation, will be held at the Virginia Theatre, 203 West Park, Champaign, Illinois, on Tuesday, April 13, 2004, at 7:00 p.m. for the following purposes:

                  1. To elect seven directors of the Company to serve until the 2005 Annual Meeting or until their successors are duly elected and qualified.

                  2. To approve the First Busey Corporation 2004 Stock Option Plan.

                  3. To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

         Only stockholders of record at the close of business on February 27, 2004 shall be entitled to notice of, and to vote at, the Annual Meeting or any postponement or adjournment thereof. Even if you plan to attend the Annual Meeting in person, please sign, date and return your proxy in the enclosed envelope.

                                          By order of the Board of Directors,

                                          Barbara J. Kuhl
                                          President and Chief Operating Officer,
                                          Corporate Secretary and Treasurer

Urbana, Illinois
March 12, 2004

                             FIRST BUSEY CORPORATION
                          201 W. MAIN, URBANA, IL 61801
                                  217/365-4556

                                 PROXY STATEMENT

GENERAL

         This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of First Busey Corporation for use at the Annual Meeting of Stockholders. The Board has fixed the close of business on February 27, 2004, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting. On the record date, the Company had outstanding and entitled to vote 13,696,902 shares of Common Stock, without par value.

         The Company's Form 10-K Annual Report, which includes audited financial statements for the year ended December 31, 2003, accompanies this Proxy Statement. The approximate date on which the Proxy Statement and the accompanying proxy are first being sent to stockholders is March 12, 2004.

VOTING

         General. Shares of Common Stock represented by properly executed proxies received by the Company will be voted at the Annual Meeting in accordance with the instructions on the proxies. If there are no such instructions, the shares will be voted "FOR" (i) the election of the nominees for directors named in this Proxy Statement and (ii) the approval of the First Busey Corporation 2004 Stock Option Plan. Properly executed proxies received by the Company will also be voted at the Annual Meeting in accordance with the Board's recommendations on any other matters which may come before the Annual Meeting.

         In order to be elected a director, a nominee must receive a plurality of the votes cast at the meeting for the election of directors. Because the seven nominees receiving the largest number of affirmative votes will be elected, shares represented by proxies which are marked "withhold authority" or "abstain" as to election of directors will have no effect on the outcome of the election. Approval of the proposed 2004 Stock Option Plan requires the vote of a majority of the outstanding shares of Common Stock. Accordingly, proxies which are marked "abstain" as to this matter will be the same as a negative vote on the matter.

         Directors and Executive Officers. All of the directors and executive officers of the Company have advised the Company that they will vote their shares of Common Stock "FOR" the election of the nominees for directors named in this Proxy Statement and "FOR" the approval of the 2004 Stock Option Plan. As of February 27, 2004, these individuals beneficially owned an aggregate of 4,778,272 shares, or approximately 34.9% of the Common Stock outstanding.

REVOCABILITY OF PROXIES

         Stockholders may revoke their proxy by a later proxy or by giving notice of such revocation to the Company in writing or at the Annual Meeting before such proxy is voted. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.

SOLICITATION

         The Company will pay the cost of solicitation of proxies. In addition to solicitation by mail, officers, directors and regular employees of the Company may solicit proxies by telephone, telefax or in person without additional compensation. Brokerage houses, bank nominees, fiduciaries and other custodians will be requested to forward soliciting material to the beneficial owners of shares held of record by them and will be reimbursed for their reasonable expenses.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The seven nominees named below have been recommended for election as directors for a term of one year or until their successors have been duly elected and qualified.

         It is intended that the proxies received in response to this solicitation will be voted for the election of the seven persons so nominated, unless otherwise specified. If, for any reason, any nominee shall become unavailable for election or shall decline to serve, persons named in the proxy may exercise discretionary authority to vote for a substitute proposed by the Board. No circumstances are presently known which would render a nominee named herein unavailable.

         Set forth below is certain biographical information concerning each nominee for director, including principal occupation and age as of February 27, 2004, the record date for the Annual Meeting. Unless otherwise noted, nominees for director have been employed in their principal occupation with the same organization for at least the last 5 years.

JOSEPH M. AMBROSE
Director since:  1993
Age: 46

Mr. Ambrose is an attorney with Ambrose Law Offices, Ltd. Previously, Mr. Ambrose served as Executive Vice President of AFNI, Inc., Bloomington, Illinois from January 1999 until June 2003. Mr. Ambrose is considered "independent" under the rules of The Nasdaq Stock Market.

E. PHILLIPS KNOX
Director since: 1980
Age: 57

Mr. Knox is an attorney with the firm Tummelson Bryan & Knox, Urbana, Illinois.

DAVID L. IKENBERRY
Age: 43

Mr. Ikenberry has been a Professor of Finance and Department Chair at the University of Illinois-Urbana since June 2002. Previously, Mr. Ikenberry was an Associate Professor at Rice University, Houston, Texas, from 1996-2002. Mr. Ikenberry is considered "independent" under the rules of Nasdaq.

V. B. LEISTER, JR.
Director since: 1996
Age: 58

Mr. Leister has been Chairman of the Board of Carter's Furniture Inc., Urbana, Illinois, since 2002. Previously, Mr. Leister served as Vice President & Treasurer of Carter's Furniture. Mr. Leister is considered "independent" under the rules of Nasdaq.

DOUGLAS C. MILLS
Director since: 1980
Age: 63

Mr. Mills has served as Chairman of the Board and Chief Executive Officer of First Busey Corporation since its incorporation. He has been associated with Busey Bank since 1971 when he assumed the position of Chairman of the Board.

JOSEPH E. O'BRIEN
Age: 74

Mr. O'Brien is Chairman of O'Brien Steel Service Co., Peoria, Illinois. Mr. O'Brien is considered "independent" under the rules of Nasdaq.

ARTHUR R. WYATT
Director since:  1995
Age: 76

Mr. Wyatt is a retired Professor of Accounting at the University of Illinois-Urbana. Mr. Wyatt is considered "independent" under the rules of Nasdaq.

                               BOARD OF DIRECTORS

         During 2003, the Board held 12 meetings. All directors attended at least 75% of the meetings of the Board and the committees on which they served during 2003. The Company's policy with respect to director attendance at annual meetings of stockholders is that each director attend the same. It is each director nominee's intention, at this time, to attend the 2004 Annual Meeting.

         The Board of Directors of the Company has established the following committees, among others, to assist in the discharge of its responsibilities.

EXECUTIVE MANAGEMENT COMPENSATION AND SUCCESSION COMMITTEE

         The Executive Management Compensation and Succession Committee met three times in 2003. Members of the Compensation Committee in 2003 were Messrs. Wyatt (Chairman), Samuel Banks and Leister. Mr. Banks replaced Dr. Victor Feldman on the Committee in June 2003, upon Dr. Feldman's resignation from the Committee. The responsibilities of this Committee include the approval, and recommendation to the Board, of the compensation of the Chief Executive Officer of the Company and the compensation of all other executive officers of the Company. The Committee also reviews and analyzes existing and potential management succession issues. Subject to election of the director nominees named in this Proxy Statement, the members of the Executive Management Compensation and Succession Committee are Messrs. Ambrose (Chairman), Leister and Wyatt for 2004. All such members are "independent" under Nasdaq rules. The Executive Management Compensation and Succession Committee Charter is attached as Annex A.

NOMINATING & CORPORATE GOVERNANCE COMMITTEE

         The Nominating & Corporate Governance Committee of the Board of Directors met six times in 2003. The Nominating & Corporate Governance Committee members are Messrs. Wyatt (Chairman), Banks and Leister. The responsibilities of the Nominating & Corporate Governance Committee include the nomination of individuals as members of the Board of Directors, including the review of existing directors' self-assessments to determine qualifications to stand for re-election, and the implementation and maintenance of corporate governance procedures. Subject to the election of the director nominees named in this Proxy Statement, the members of the Nominating & Corporate Governance Committee are Messrs. Wyatt (Chairman), O'Brien and Leister for 2004. All such members are "independent" under Nasdaq rules. The Nominating & Corporate Governance Committee Charter is attached to this Proxy Statement as Annex B.

         The Nominating & Corporate Governance Committee reviews qualified candidates for directors and focuses on those who present varied, complementary backgrounds that emphasize both business experience and community standing. The Committee also believes that directors should possess the highest personal and professional ethics.

         In 2003, the Nominating & Corporate Governance Committee met and reviewed all relevant qualifications of potential director nominees, including, at a minimum, the following:

              - independence from management, as defined specifically by the corporate governance rules of Nasdaq;

              -     relevant business experience;

              - knowledge of the central Illinois communities in which the Company predominantly operates;

              -     potential conflicts of interest; and

              -     judgment, skill, integrity and reputation.

         The Committee reviews the qualifications of each potential candidate for director and identifies nominees by consensus.

         For 2004, the Committee determined to decrease the size of the Board to both streamline processes and to create a primarily independent Board. All but two of the director nominees, Messrs. Mills and Knox, have been determined to be "independent" by the Board, under Nasdaq rules.

         The Committee evaluates all candidates in the same way, reviewing the aforementioned factors, among others, regardless of the source of such candidate, including stockholder recommendation. There is no separate policy with regard to consideration of candidates recommended by stockholders. The Committee did not receive any stockholder recommendations for director nominees for 2004. No third party was retained, in any capacity, to provide assistance in either identifying or evaluating potential director nominees for 2004.

         The two director nominees who have been approved by the Committee who are not standing for reelection, Messrs. Ikenberry and O'Brien, are each independent from management.

AUDIT COMMITTEE

         The Audit Committee met six times in 2003. Members of the Audit Committee are Messrs. Leister (Chairman), Kenneth Hendren, and Wyatt. The Audit Committee has at least one audit committee financial expert, Mr. Wyatt. Mr. Wyatt is independent from management of the Company. Subject to the election of the director nominees named in this Proxy Statement, the members of the Audit Committee are Messrs. Leister (Chairman), Wyatt and Ikenberry for 2004. All such members are "independent" under Nasdaq rules and under Rule 10A-3 of the Securities Exchange Act of 1934, as required for audit committee membership.

         The responsibilities and functions of the Audit Committee and its activities during 2003 are described in detail under the heading "Report of the Audit Committee" in this Proxy Statement.

         The Audit Committee has adopted procedures for the treatment of complaints or concerns regarding accounting, internal accounting controls or auditing matters. In addition, it has adopted procedures for the review and approval of all related party transactions. The Audit Committee has also implemented pre-approval policies and procedures for all audit and non-audit services. Generally, the Audit Committee requires pre-approval of any services to be provided by the

Company's auditors, McGladrey & Pullen, LLP and the Company's tax accountants, RSM McGladrey, Inc., to the Company or any of its affiliates. The pre-approval procedures include the designation of such pre-approval responsibility to one individual on the Audit Committee, currently Mr. Leister. In 2003, the Audit Committee pre-approved services to be rendered by McGladrey & Pullen, LLP in connection with the Company's audit and the audits of the Company's Employees' Stock Ownership Plan and Profit Sharing Plan & Trust.

         Fees paid to McGladrey & Pullen, LLP and RSM McGladrey, Inc., the Company's auditors, for services rendered in 2003 and 2002 are as follows:

                                 % OF                     % OF
    FEES             2003     TOTAL FEES      2002     TOTAL FEES
-----------------------------------------------------------------
Audit             $ 126,875         69.2%  $ 102,220         62.9%
-----------------------------------------------------------------
Audit-related        34,850         19.0%     36,100         22.2%
-----------------------------------------------------------------
Tax                  20,929         11.4%     23,343         14.4%
-----------------------------------------------------------------
All other               805            *         844            *
-----------------------------------------------------------------
        TOTAL     $ 183,459                $ 162,487
-----------------------------------------------------------------

*less than 1%

         Services rendered in 2003 in connection with "audit-related" fees were fees principally for professional services rendered for the audit of related entities and agreed upon procedures for the trust department. Services rendered in 2003 in connection with "tax" fees were compliance fees for the preparation of original and amended tax returns, claims for refunds and tax payment-planning services for tax compliance, tax planning and tax advice. Tax fees also include fees relating to other tax advices, tax consulting and planning other than for tax compliance preparation. "All other" services consisted primarily of regulatory compliance advice. All services provided by McGladrey & Pullen, LLP and RSM McGladrey, Inc. were pre-approved by the audit committee. The Company did not retain McGladrey for the rendering of any financial information design-related services in 2003.

         The Company has not yet selected an independent auditor for the fiscal year ending December 31, 2004. The Audit Committee is currently engaged in the process of evaluating qualified independent auditor candidates and determining which candidate will be retained by the Company. McGladrey & Pullen, LLP served as the Company's independent auditors for the fiscal year ended December 31, 2003. A representative of McGladrey & Pullen, LLP will be present at the Annual Meeting and will have the opportunity to make a statement if he or she desires to do so and will be available to respond to appropriate questions.

         In addition to the committees of the Board of Directors described above, the Company's independent directors met one time in executive session in 2003 and will meet a minimum of two times in executive session in 2004. Mr. Wyatt, Chairman of the Nominating & Corporate Governance Committee, will preside at these executive sessions.

         Any stockholder who wishes to contact the Board directly may do so by contacting either Mr. Mills or Mr. Leister, (1) in writing, in care of First Busey Corporation, 201 W. Main, Urbana, IL 61801 or (2) electronically, through the hyperlink available at the Company's website at www.busey.com. All such communications will be forwarded to the entire Board, or only the independent directors, in accordance with instructions provided in such communications.

         During 2003, non-employee directors of the Company received a cash retainer of $10,000. Directors who are also employees of the Company or any of its subsidiaries do not receive additional compensation for serving on the Board.

Report of the Audit Committee

         In accordance with its written charter adopted by the Board of Directors, the Audit Committee of the Board assists the Board in fulfilling its responsibility for the oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Company. During the year, the Committee met six times and also reviewed and discussed the interim financial information contained in each quarterly earnings announcement with management and the independent auditors prior to public release. The Amended and Restated Audit Committee Charter is attached to this Proxy Statement as Annex C.

         In discharging its oversight responsibility as to the audit process, the Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Committee also discussed with management, the internal auditors and the independent auditors the quality and adequacy of the Company's internal controls and internal audit function's organization, responsibilities, budget and staffing. The Committee reviewed with both the independent and internal auditors their audit plans, scope, and identification of audit risk areas.

         The Committee discussed and reviewed with the independent auditors all communications required by auditing standards, generally accepted in the United States of America including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and discussed and reviewed the results of the independent auditors' examination of the consolidated financial statements. The Committee also discussed the results of the internal audit examinations.

         The Committee reviewed the consolidated audited financial statements of the Company as of and for the year ended December 31, 2003, with management and the independent auditors. Management has the responsibility for the preparation of the Company's consolidated financial statements and the independent auditors have the responsibility for the audit of those statements.

         Based upon the above-mentioned review and discussions with management and the independent auditors, the Committee recommended to the Board that the Company's audited consolidated financial statements be included in its Annual Report on Form 10-K for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

                                          AUDIT COMMITTEE
                                          V. B. Leister (Chairman)
                                          Kenneth M. Hendren
                                          Arthur R. Wyatt

       COMMON STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Common Stock as of February 27, 2004 by all directors and director nominees, by each person who is known by the Company to be the beneficial owner of more than 5% of the outstanding Common Stock, by each executive officer named in the Summary Compensation Table and by all directors and executive officers as a group.

         The number of shares beneficially owned by each director, director nominee, 5% stockholder or executive officer is determined under rules of the Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of February 27, 2004 through the exercise of any option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such powers with his or her spouse) with respect to the shares set forth in the following table. In certain instances, the number of shares listed includes, in addition to shares owned directly, shares held by the spouse or children of the person, or by a trust of which the person is a trustee or in which the person may have a beneficial interest. In some cases, the person has disclaimed beneficial interest in certain of these shares.

NAME AND ADDRESS OF BENEFICIAL OWNER                       COMMON STOCK BENEFICIALLY OWNED
------------------------------------                       -------------------------------
                                                           NUMBER OF           PERCENT OF
                                                             SHARES            OUTSTANDING
                                                            OWNED(1)             SHARES
                                                             ------              ------
Douglas C. Mills (2) ............................          2,640,143                  19.2
201 East Main Street
Urbana, Illinois 61801

Linda M. Mills(3)................................            737,009                   5.4
2123 Seaton Court
Champaign, Illinois 61821

A. Barclay Klingel, Jr.(4).......................            715,156                   5.2
Joseph M. Ambrose................................             38,963                     *
Samuel P. Banks..................................             14,408                     *
T. O. Dawson.....................................             98,726                     *
Victor F. Feldman................................             72,544                     *
Barbara J. Harrington............................             19,194                     *
Kenneth M. Hendren...............................            153,238                   1.2
David Ikenberry..................................              1,000                     *
E. Phillips Knox.................................            205,260                   1.5
Barbara J. Kuhl(5)...............................             99,615                     *
P. David Kuhl(6).................................            128,707                     *
V. B. Leister, Jr................................             30,497                     *
Joseph E. O'Brien................................              1,000                     *
Edwin A. Scharlau II.............................            409,388                   3.0
David C. Thies...................................              3,950                     *
Arthur R. Wyatt..................................             69,758                     *

All directors and executive officers as
a group (16 persons).............................          4,904,572                  35.5

-----------
* Less than one percent.

(1) Includes shares that can be acquired through stock options available for exercise within 60 days of February 27, 2004, for the following individuals, in the amount indicated:

Douglas C. Mills                            30,000
Linda M. Mills                               6,000
Joseph M. Ambrose                            6,000
Samuel P. Banks                              6,000
T. O. Dawson                                 6,000
Kenneth M. Hendren                           6,000
E. Phillips Knox                             6,000
Barbara J. Kuhl                             11,900
P. David Kuhl                               19,700
V. B. Leister, Jr.                           6,000
Edwin A. Scharlau II                        19,700

Arthur R. Wyatt                              3,000
All directors and executive
officers as a group                        126,300

(2) Includes 552,000 shares held by the Martin A. Klingel Estate for which Mr. Mills shares voting and dispositive powers with A. Barclay Klingel, Jr. Excludes 737,009 shares of common stock beneficially owned by Linda
         M. Mills, Mr. Mills' spouse. Includes 22,242 shares of common stock owned by Busey Mills Foundation and 1,000,000 shares of common stock owned by Mills Investment LP.

(3)      Excludes 2,617,901 shares of common stock beneficially owned by Douglas
         C. Mills, Mrs. Mills' spouse. Includes 15,000 shares of common stock owned by Mills Family Foundation and 30,000 shares of common stock owned by Mills Family Trust and 22,242 share of common stock owned by Busey Mills Foundation.

(4) Includes 552,000 shares held by the Martin A. Klingel Estate for which Mr. Klingel shares voting and dispositive powers with Douglas C. Mills. Also includes 108,000 shares held in the Klingel Insurance Trust, for which Mr. Klingel acts as sole trustee.

(5) Excludes 128,707 shares of common stock beneficially owned by P. David Kuhl, Mrs. Kuhl's spouse.

(6) Excludes 99,615 shares of common stock beneficially owned by Barbara J. Kuhl, Mr. Kuhl's spouse.

                  SECTION 16(A) BENEFICIAL OWNERSHIP COMPLIANCE

         Section 16(a) of the Exchange Act requires the Company's directors, executive officers and holders of more than 10% of the Common Stock to file with the Commission, initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. The Company believes that during the fiscal year ended December 31, 2003 its executive officers and directors complied with all Section 16(a) filing requirements except for Ms. Harrington and Messrs. Ambrose, Banks, Dawson, Hendren, Leister and Mills who were each delinquent in reporting one acquisition transaction. In making these statements, the Company has relied upon the written representations of its directors and executive officers.

                       COMPENSATION OF EXECUTIVE OFFICERS

         The following table discloses compensation received by the Company's Chief Executive Officer and four other executive officers of the Company earning at least $100,000 in 2003.

SUMMARY COMPENSATION TABLE

                                                                            SECURITIES
                                                                            UNDERLYING              ALL OTHER
NAME AND PRINCIPAL POSITIONS            YEAR   SALARY($)   BONUS ($)(1)  OPTIONS/SARS (#)       COMPENSATION ($)(2)
----------------------------            ----   ---------   ------------  ----------------       -------------------
Douglas C. Mills                        2003     150,000      100,000                   0              98,629
Chairman of the Board and               2002     100,000      140,000              30,000              83,281
Chief Executive Officer                 2001     105,000      140,005              15,000              48,241

Edwin A. Scharlau II                    2003     170,000       60,000                   0              71,955
Chairman of the Board of                2002     140,000       80,000              20,000              63,712
Busey Investment Group                  2001     140,000       76,008               7,500              11,648

P. David Kuhl                           2003     170,000       60,000                   0              72,087
Chairman of the Board and               2002     140,000       80,000              20,000              63,751
Chief Executive Officer of Busey Bank   2001     140,000       79,991               7,500              11,617

Barbara J. Kuhl                         2003     120,000       67,500                   0              68,076
President, Corporate Secretary,         2002     100,000       80,000              20,000              60,019
Treasurer and Chief Operating Officer   2001     100,000       79,991               7,500              10,993

Barbara J. Harrington                   2003      95,000        9,500                   0               7,474
Executive Vice President and            2002      75,000       20,000              10,000               6,266
Chief Financial Officer                 2001      75,000       19,998                   0               7,349

--------------------
(1) Mr. Mills, Mr. Scharlau, Mr. Kuhl, Mrs. Kuhl and Mrs. Harrington received 694, 377, 396, 396 and 99 shares of Common Stock, respectively, under the 2001 Management and Associate Dividend Program. The shares were valued at the closing price on November 20, 2001, the date the award was approved by the Board. The stock values included for Mr. Mills, Mr. Scharlau, Mr. Kuhl and Ms. Kuhl were $14,005, $7,608, $7,991, $7,991 and $1,998 respectively.

(2)      The amounts disclosed in this column for 2003 include:

         Company contributions of $9,212, $11,054, $11,228, $8,393 and $6,357 under the First Busey Corporation Profit Sharing Plan & Trust, a defined contribution plan, on behalf of Mr. Mills, Mr. Scharlau, Mr. Kuhl, Mrs. Kuhl, and Mrs. Harrington, respectively.

         Discretionary company contributions of $1,616, $1,939, $1,970, $1,472 and $1,117, under the First Busey Corporation Employee Stock Ownership Plan, a defined contribution plan, on behalf of Mr. Mills, Mr. Scharlau, Mr. Kuhl, Mrs. Kuhl, and Mrs. Harrington, respectively.

         Company match of $50,000 on behalf of Mr. Mills, Mr. Scharlau, Mr. Kuhl and Mrs. Kuhl under the First Busey Corporation Deferred Compensation Plan for Executives. Interest was also paid by the Company at a rate of 7.715%. The interest paid to Mr. Mills was $15,535 and the interest paid to Mr. Scharlau, Mr. Kuhl and Mrs. Kuhl was $8,211.

         Compensation value of split-dollar life insurance policies on Mr. Mills in the amount of $22,266. The Company will be reimbursed for those premiums paid on the policies, without interest, from the proceeds of the policies. Mr. Mills currently has two $10,000,000 split-dollar life insurance policies. The first policy was acquired in 1992 and the second policy was acquired in 2000. Split-dollar life insurance policies were acquired on Mr. Scharlau and Mr. Kuhl in 1994. For 2003, $751 and $678, respectively, represent the compensation value of these policies to Mr. Scharlau and Mr. Kuhl.

AGGREGATED OPTIONS/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTIONS/SAR VALUES

         The following table provides information on option exercises in fiscal 2003 by the named executive officers and the value of such officers' unexercised options at December 31, 2003

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED        VALUE OF UNEXERCISED
                                                         OPTIONS/SARS AT          IN-THE-MONEY OPTIONS/SARS
                                                       DECEMBER 31, 2003(#)       AT DECEMBER 31, 2003($)(1)
                              SHARES               ---------------------------   ---------------------------
                             ACQUIRED
                                ON       VALUE
                             EXERCISE   REALIZED
NAME                           (#)        ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE   UNEXERCISABLE
Douglas C. Mills               20,642    268,987        30,000          30,000       204,938         154,830
Edwin A. Scharlau II           20,000    231,250        19,700          20,000       168,644         103,220
P. David Kuhl                  20,000    231,250        19,700          20,000       168,644         103,220
Barbara J. Kuhl                 4,000     58,480        11,900          20,000       113,538         103,220
Barbara J. Harrington           3,000     30,780             0          10,000             0          51,610

-----------------
(1) Based on the closing price of Common Stock of $27.00 quoted on Nasdaq on December 31, 2003.

REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

         The Executive Management Compensation and Succession Committee of the Board of Directors administers the Company's executive compensation program. After consideration of the Committee's recommendations, the full Board of Directors reviews and approves all compensation, both monetary and stock-based to all executive officers.

         In the past, there have been three main components to the executive officers' compensation package: salary, cash bonus and stock awards. It is the intention of the Committee that compensation be set in such a manner as to be competitive to attract, retain and motivate its management team. The Committee also believes that stock ownership by its executive officers assists in aligning the executive officers' interests with those of the Company's stockholders. In January 2003, the Committee recommended and the Board of Directors approved the Management and Associate Dividend Program, or the "MAD program." Under the MAD program, the Board of Directors set four targeted levels for "diluted earnings per share" for the Company for 2003. These levels were $1.43, $1.44, $1.45, and $1.46. Based on the level of achievement of earnings per share, the officer or associate would receive a dividend of a predetermined percentage of their salary. If the minimum level was not reached, there would be no dividend paid under the MAD program. If the top level was exceeded, the dividend would not be increased. The goal of the MAD program is to heighten awareness of the Company's earnings per share goal while emphasizing the impact of the team concept throughout the organization. The term "dividend" was used to indicate that this award was granted at the discretion of the Board of Directors and would be based annually on the achievement of earnings per share, similar to the dividend paid to the Company's stockholders. Under this program, the Board hopes to further enhance the alignment of the staff's efforts with those of the Company's stockholders.

Compensation of the Chief Executive Officer

         Base Salary/MAD Program. Mr. Mills' 2003 base salary was set at $150,000, representing a 50% increase from his base salary of $100,000 for 2002. The Committee determined that under the MAD program, if the level of earnings per share set by the Board was achieved, $1.43, $1.44, $1.45, or $1.46, Mr. Mills' dividend would be $80,000, $90,000, $100,000, or $105,000, respectively.
Based on the Company's achievement of earnings per share of $1.45, Mr. Mills received a cash dividend of $100,000. The Committee determined that the increase in base compensation, along with the potential under the MAD program will bring Mr. Mills' total compensation package more in line with peer chief executive officers.

         Stock Options. The granting of stock options by the Committee is designed to retain and motivate the management team as well as align executive officers' financial interests with stockholder value. The number of stock options granted to an executive officer and other officers is determined by the Committee and approved by the Board. Grants of stock options are intended to recognize different levels of contribution to the achievement of the Company's annual corporate goals as well as different levels of responsibility and experience. All stock options are granted with an exercise price equal to the fair market value of Common Stock on the date of grant. There were no stock options granted in 2003.

                                          COMPENSATION COMMITTEE
                                          Arthur R. Wyatt (Chairman)
                                          V. B. Leister
                                          Samuel P. Banks

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933 or the Exchange Act that might incorporate future filings, including this Proxy Statement, in whole or in part, the preceding report and the Performance Table included below shall not be incorporated by reference into any such filings.

                               COMPANY PERFORMANCE

         The following table compares the Company's performance, as measured by the change in price of Common Stock plus reinvested dividends, with the CRSP Nasdaq Total Return Index- United States and the SNL-Midwestern Banks Index for the five years ended December 31, 2003.

                             FIRST BUSEY CORPORATION
                             STOCK PRICE PERFORMANCE

                        [TOTAL RETURN PERFORMANCE GRAPH]

                                                 PERIOD ENDING
                          ---------------------------------------------------------------
          INDEX           12/31/98   12/31/99   12/31/00   12/31/01   12/31/02   12/31/03
          -----           --------   --------   --------   --------   --------   --------
First Busey Corporation     100.00     126.68     114.38     126.41     139.55     167.91

NASDAQ - Total US*          100.00     185.95     113.19      89.65      61.67      92.90

SNL Midwest Bank Index      100.00      78.57      95.15      97.24      93.80     120.07

         The Banks in the Custom Peer Group -- SNL-Midwestern Banks Index -- represent all publicly traded banks, thrifts or financial service companies located in Iowa, Illinois, Indiana, Kansas, Kentucky, Michigan, Minnesota, Missouri, North Dakota, Nebraska, Ohio, South Dakota and Wisconsin.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         Mr. Ambrose, a director of the Company, is an attorney with Ambrose Law Offices, Ltd., and provided legal services to the Company during fiscal 2003. The dollar amount of the fees paid to Ambrose Law Offices, Ltd. for such services during the 2003 fiscal year was $42,330.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Mr. Knox, a director of the Company, is an attorney with Tummelson Bryan & Knox, Urbana, Illinois, and provided legal and certain consulting services to the Company during fiscal 2003. The dollar amount of the fees paid to Tummelson Bryan & Knox for such services during the 2003 fiscal year was $172,896.

         The Company's banking subsidiaries have, and may be expected to have in the future, banking transactions in the ordinary course of business with directors, director nominees, executive officers and holders of 5% or more of the Company's Common Stock, their immediate families and their affiliated companies. These transactions have been and will be on the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with unaffiliated persons. These transactions have not involved and will not involve more than the normal risk of collectibility or any other unfavorable features. At December 3l, 2003, these persons and companies were indebted to the Company's banking subsidiaries for loans totaling approximately $4.736 million representing 3.78% of total stockholders' equity. In addition to these loans, the Company's banking subsidiaries make loans to officers of the Company's subsidiaries who are not executive officers of First Busey.

                                 PROPOSAL NO. 2

         APPROVAL OF THE FIRST BUSEY CORPORATION 2004 STOCK OPTION PLAN

GENERAL

         The Company previously awarded options under its 1999 Stock Option Plan. Options covering 414,700 shares of Common Stock have been issued pursuant to the 1999 Plan. As of February 27, 2004, 85,300 shares were reserved for issuance pursuant to the 1999 Plan. The Board of Directors believes that, because of the Company's continued anticipated growth, it will be necessary to hire additional management personnel. In view of these personnel needs, and in light of the present level of remuneration paid to management and the present level of management's equity in the Company, the Board of Directors is of the opinion that it is appropriate that stock options continue to be a major component of the Company's management remuneration package. Accordingly, on February 17, 2004, the Board of Directors, subject to stockholder approval, adopted the First Busey Corporation 2004 Stock Option Plan. The complete text of the 2004 Plan is attached hereto as Annex D.

TERMS OF THE PLAN

         Under the 2004 Plan, options to purchase 1,000,000 shares of Common Stock may be issued. Options available under the 1999 Stock Option Plan will be issued prior to any issuance under the 2004 Stock Option Plan, if approved. The 2004 Plan is administered by the Executive Management Compensation and Succession Committee, a committee consisting of at least three non-employee directors within the meaning of Rule 16b-3 under the Exchange Act selected by the Board of Directors. Within the applicable limits of the 2004 Plan, such committee shall have full authority to select from among eligible individuals those to whom options shall be granted under the 2004 Plan, the number of shares subject to each option and the price, terms and conditions of any options to be granted thereunder. The Board of Directors shall have full authority to amend the 2004 Plan. No amendment to the 2004 Plan shall, without the consent of the holder of an existing option, materially and adversely affect their rights under such option.

         Employees and directors of the Company and employees and directors of its subsidiaries are eligible to receive options under the 2004 Plan. The exercise price of any option must be equal to at least 100% of the fair market value of the shares on the date of the grant.

         No option may be exercisable for more than ten years from the date of grant.

         Under the 2004 Plan, only non-qualified stock options may be granted. For federal income tax purposes, a holder of a non-qualified stock option will generally realize taxable income upon the exercise of an option, and at that time the Company will then be allowed a tax deduction equal to the excess of (a) the aggregate market value, at the time of such exercise of shares acquired pursuant to such exercise over (b) the aggregate option exercise price for such shares.

         Options may generally not be transferred except to the extent that options may be exercised by an executor or administrator. Under the 2004 Plan, options generally lapse if the optionee ceases to be an employee of the Company or its subsidiaries. However, if the cessation of employment is due to disability or death of the optionee, options may be exercised within 180 days of the optionee's death or disability, provided, however, that no option may be exercisable after its normal expiration date.

         The 2004 Plan terminates on February 17, 2014. The 2004 Plan may be altered, suspended or discontinued at any time by the Board of Directors, provided that no such action may, without the consent of an optionee, materially and adversely affect their rights under any outstanding options. If approval of the stockholders is not obtained at the 2004 Annual Meeting, the 2004 Plan will be terminated. Options are subject to adjustment to protect against dilution in certain events, including the recapitalization or reorganization of the Company, its merger into or consolidation with another corporation, stock splits and stock dividends.

                               EQUITY COMPENSATION

         The following table discloses the number of outstanding options, warrants and rights granted by the Company to participants in equity compensation plans, as well as the number of securities remaining available for future issuance under these plans. All Company equity compensation plans have been approved by stockholders. The table does not include shares available for issuance under the proposed 2004 Stock Option Plan, as that plan is subject to stockholder approval.

                                                                                C. NUMBER OF
                                                                             SECURITIES REMAINING
                                 A. NUMBER OF                                AVAILABLE FOR FUTURE
                            SECURITIES TO BE ISSUED   B. WEIGHTED-AVERAGE    ISSUANCE UNDER EQUITY
                               UPON EXERCISE OF        EXERCISE PRICE OF      COMPENSATION PLANS
                              OUTSTANDING OPTIONS,    OUTSTANDING OPTIONS,   (EXCLUDING SECURITIES
     PLAN CATEGORY            WARRANTS AND RIGHTS      WARRANTS AND RIGHTS   REFLECTED IN COLUMN A)
--------------------------------------------------------------------------------------------------
Equity compensation plans
approved by stockholders            401,900                  $20.13                 483,500
--------------------------------------------------------------------------------------------------

                                 OTHER BUSINESS

         So far as is presently known, there is no business to be transacted at the Annual Meeting other than that referred to in the Notice of Annual Meeting of Stockholders and it is not anticipated that other matters will be brought before the Annual Meeting. If, however, other matters should properly be brought before the Annual Meeting, it is intended that the proxy holders may vote or act in accordance with the Company's Board of Directors' recommendation on such matters.

                              STOCKHOLDER PROPOSALS

         If a stockholder intends to present a proposal at the Company's 2005 Annual Meeting and desires that the proposal be included in the Company's Proxy Statement and form of proxy for that meeting, the proposal must be in compliance with Rule 14a-8 under the Exchange Act and received at the Company's principal executive offices not later than November 20, 2004. As to any proposal that a stockholder intends to present to stockholders without inclusion in the Company's Proxy Statement for the Company's 2005 Annual Meeting of Stockholders, the proxies named in management's proxy for that meeting will be entitled to exercise their discretionary authority on that proposal unless the Company receives notice of the matter to be proposed not later than February 3, 2005. Even if proper notice is received on or prior to February 3, 2005, the proxies named in management's proxy for that meeting may nevertheless exercise their discretionary authority with respect to such matter by advising stockholders of such proposal and how they intend to exercise their discretion to vote on such matter, unless the stockholder making the proposal solicits proxies with respect to the proposal to the extent required by Rule 14a-4(c)(2) under the Exchange Act.

                                          By order of the Board of Directors,

                                          Barbara J. Kuhl
                                          President and Chief Operating Officer,
                                          Corporate Secretary and Treasurer

March 12, 2004

                                                                         ANNEX A

                             FIRST BUSEY CORPORATION
                        EXECUTIVE MANAGEMENT COMPENSATION
                        AND SUCCESSION COMMITTEE CHARTER

PURPOSE

         The Executive Management Compensation and Succession Committee shall
(1) discharge the Board's responsibilities relating to compensation of the Company's directors and executive officers, (2) approve and evaluate all compensation of directors and executive officers, including salaries, bonuses, and compensation plans, policies and programs of the Company, (3) produce an annual report on executive compensation for inclusion in the Company's proxy statement in accordance with applicable rules and regulations and (4) consider and propose to the Board management succession strategies.

EXECUTIVE MANAGEMENT COMPENSATION AND SUCCESSION COMMITTEE
COMPOSITION AND MEETINGS

         The Committee shall consist of no fewer than three directors, the exact number to be determined from time to time by resolution of the Board. Each member of the Committee shall satisfy the independence requirements of the listing standards of the exchange or quotation system upon which the Company's common stock is listed and traded at any time, and applicable securities laws and regulations. In addition, each member shall meet the definition of "non-employee director" under Rule 16b-3 under the Securities Exchange Act of 1934, and "outside director" for purposes of Section 162(m) of the Internal Revenue Code of 1986. The Board shall appoint the Chair and the other members of the Committee annually, considering the recommendation of the Nominating & Corporate Governance Committee. The members of the Committee shall serve until their successors are appointed and qualify. The Board shall have the power at any time to change the membership of the Committee and to fill vacancies in it, subject to such new member, or members, satisfying the above requirements.

         The Chair shall be responsible for leadership of the Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board. If the Chair is not present at a meeting, the members of the Committee may designate a Chair. The Committee shall meet at least twice each year and hold such other meetings from time to time as may be called by its Chair or any two members of the Committee. Meetings may also be held telephonically or actions may be taken by unanimous written consent. A majority of the members of the Committee shall constitute a quorum of the Committee. The vote of a majority of the members of the full Committee shall be the act of the Committee. Except as expressly provided in the Articles of Incorporation or the Bylaws of the Company or as required by law, regulations or applicable listing standards, the Committee shall fix its own rules of procedure. The Chair will report the highlights of Committee meetings to the full Board at the Board's next regular meeting.

         The Committee shall have the sole authority to retain and terminate any compensation consultant to be used to assist in the evaluation of director, CEO or senior executive compensation and shall have sole authority to approve the consultant's fees and other retention terms. The Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

EXECUTIVE MANAGEMENT COMPENSATION AND SUCCESSION COMMITTEE AUTHORITY, DUTIES AND RESPONSIBILITIES

         1. The Committee shall review and approve corporate goals and objectives relevant to compensation of the CEO, evaluate the CEO's performance in light of those goals and objectives, and set the CEO's respective compensation level based on this evaluation.

         2. In determining the long-term incentive component of compensation for the CEO, the Committee should consider the Company's performance and relative shareholder return, the value of similar incentive awards to CEOs at comparable companies, and the awards given to the Company's CEO in past years.

         3. The Chair shall report the results of the annual performance evaluation of the CEO at an executive session of non-management directors.

         4. The Committee shall oversee the evaluation of the executive officers of the Company and review and approve periodically a general compensation program and salary structure for executive officers of the Company that (i) supports the Company's overall business strategy and objectives; (ii) attracts and retains key executives; (iii) links compensation with business objectives and organizational performance; and (iv) provides competitive compensation opportunities.

         5. The Committee shall (i) make recommendations to the Board with respect to base salary, incentive compensation and equity-based plans applicable to executive officers; and (ii) adopt, administer, approve and ratify awards under incentive compensation and equity-based plans applicable to executive officers, including amendments to the awards made under any such plans, and review and monitor awards under such plans.

         6. The Committee shall assist the Board in developing and evaluating potential candidates for executive positions, including the CEO, and to oversee the development of executive succession plans.

         7. The Committee shall review and approve any executive employment agreements, severance agreements, and change in control agreements or provisions and determine the Company's policy with respect to the application of Internal Revenue Code Section 162(m).

         8. The Committee shall annually review the Board's policy for director compensation and benefits and recommend any proposed changes to the Board for approval.

         9. The Committee shall prepare an annual report for the Company's proxy statement regarding executive compensation, as required by law and rules of the applicable exchange.

         10. The Committee shall, in the course of its review of executive compensation, review the list of a peer group of companies to which the Company shall compare itself for compensation purposes and make any changes in such list.

         11. The Committee shall report its actions and any recommendations to the Board after each Committee meeting.

         12. The Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

                                                                         ANNEX B

                             FIRST BUSEY CORPORATION

               NOMINATING & CORPORATE GOVERNANCE COMMITTEE CHARTER

PURPOSE

         The Nominating & Corporate Governance Committee shall (1) identify individuals qualified to become Board members, and recommend that the Board select the director nominees for the next annual meeting of shareholders; and
(2) develop and recommend to the Board Corporate Governance Guidelines applicable to the Company.

NOMINATING & CORPORATE GOVERNANCE COMMITTEE COMPOSITION AND MEETINGS

         The Nominating & Corporate Governance Committee shall consist of no fewer than two directors. Each member of the Nominating & Corporate Governance Committee shall satisfy the independence requirements of The Nasdaq National Market. The Board shall appoint the Chair and the other members of the Nominating & Corporate Governance Committee annually. The members of the Nominating & Corporate Governance Committee shall serve until their successors are appointed and qualify. The Board shall have the power at any time to change the membership of the Nominating & Corporate Governance Committee and to fill vacancies in it, subject to such new member(s) satisfying the independence requirements established by the Nasdaq.

         The Chair shall be responsible for leadership of the Nominating & Corporate Governance Committee, including overseeing the agenda, presiding over the meetings and reporting to the Board. If the Chair is not present at a meeting, the members of the Nominating & Corporate Governance Committee may designate a Chair. The Nominating & Corporate Governance Committee shall meet at least once each year and hold such other meetings from time to time as may be called by its Chair, the Chief Executive Officer ("CEO") or any two members of the Committee. Meetings may also be held telephonically or actions may be taken by unanimous written consent. A majority of the members of the Nominating & Corporate Governance Committee shall constitute a quorum of the Committee. The vote of a majority of the members of the full Nominating & Corporate Governance Committee shall be the act of the Committee. Except as expressly provided in the Charter or the By-laws of the Company or as required by law, regulations or Nasdaq listing standards, the Nominating & Corporate Governance Committee shall fix its own rules of procedure.

NOMINATING & CORPORATE GOVERNANCE COMMITTEE AUTHORITY, DUTIES AND
RESPONSIBILITIES

         1. The Nominating & Corporate Governance Committee shall develop qualification criteria for Board members, and search for, interview and screen individuals qualified to become

Board members for recommendation to the Board and consider stockholders' recommendations for director candidates, all in accordance with the Corporate Governance Guidelines.

         2. The Nominating & Corporate Governance Committee shall have the sole authority to retain and terminate any search firm to be used to identify director candidates and shall have sole authority to approve the search firm's fees and other retention terms. The Nominating & Corporate Governance Committee shall also have authority to obtain advice and assistance from internal or external legal, accounting or other advisors.

         3. The Nominating & Corporate Governance Committee shall recommend to the Board the membership of the committees of the Board.

         4. The Nominating & Corporate Governance Committee shall oversee the evaluation of the performance of incumbent directors and determine whether to recommend them for re-election to the Board.

         5. The Nominating & Corporate Governance Committee shall oversee the evaluation of the executive officers of the Company and make recommendations to the Board as appropriate.

         6. The Nominating & Corporate Governance Committee shall initiate and oversee a periodic evaluation of (i) the quality, sufficiency and timeliness of information furnished by management to the directors in connection with Board and committee meetings and other activities of the directors, (ii) the composition, organization (including its committee structure, membership and leadership) and practices of the Board, (iii) tenure and other policies related to the directors' service on the Board, and (iv) corporate governance matters generally; and recommend action to the Board where appropriate.

         7. The Nominating & Corporate Governance Committee shall monitor the orientation and training needs of directors and recommend action to the Board, individual directors and management where appropriate.

         8. The Nominating & Corporate Governance Committee shall review periodically with the Company's outside securities counsel, in light of changing conditions, new legislation and other developments, the Company's Code of Ethics, and make recommendations to the Board for such changes to or waivers of the Code of Ethics as the Committee shall deem appropriate. The Nominating & Corporate Governance Committee shall review whether the Company's Code of Ethics has been communicated by the Company to all key employees of the Company with a direction that all such key employees certify that they have read, understand and are not aware of any violations of the Code of Ethics.

         9. The Nominating & Corporate Governance Committee shall review and reassess at least annually the adequacy of the Corporate Governance Guidelines of the Company and recommend any proposed changes to the Board for approval.

         10. The Nominating & Corporate Governance Committee shall report its actions and any recommendations to the Board after each Committee meeting.

         11. The Nominating & Corporate Governance Committee shall review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

         12. The Nominating & Corporate Governance Committee shall annually review its own performance.

         13. The Nominating & Corporate Governance Committee shall have the authority to delegate any of its responsibilities to subcommittees as the Committee may deem appropriate in its sole discretion.

                                                                         ANNEX C

                  FIRST BUSEY CORPORATION AMENDED AND RESTATED

                             AUDIT COMMITTEE CHARTER

         The Audit Committee is appointed by the Board and has sole responsibility for (1) monitoring the integrity of the financial statements of the Company; (2) oversight of the Company's internal and external auditors; (3) resolution of disagreements between management and the auditors regarding financial reporting; and (4) the determination of the independence of the external auditors.

         The members of the Audit Committee shall meet the independence and experience requirements of the Securities and Exchange Commission and the national securities exchanges upon which the Company's common stock is listed and trading, if any. The members of the Audit Committee shall be appointed by the Board.

         The Audit Committee shall have the authority to retain special legal, accounting or other consultants to advise the Committee. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or external auditor to attend a meeting of the Committee or to meet with any members of, or consultants to, the Committee.

         The Audit Committee shall make regular reports to the Board.

         The Audit Committee shall:

                  1. Review and reassess the adequacy of this Charter annually and recommend any proposed changes to the Board for approval.

                  2. Review the annual audited financial statements with management, including major issues regarding accounting and auditing principles and practices as well as the adequacy of internal controls that could significantly affect the Company's financial statements.

                  3. Review analyses prepared by management and the external auditor of significant financial reporting issues and judgments made in connection with the preparation of the Company's financial statements.

                  4. Review with management and, the external auditor, the Company's quarterly financial statements prior to the release of quarterly earnings and subsequent filing of such release with the Securities and Exchange Commission.

                  5. Meet periodically, as necessary, with management to review the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures.

                  6. Review major changes to the Company's auditing and accounting principles and practices as suggested by the external auditor, internal auditor or management.

                  7. Direct the appointment of the external auditor, which firm is ultimately accountable to the Audit Committee.

                  8. Review management's internal control report prior to its inclusion in the Company's annual report, which addresses the effectiveness of the Company's internal controls and procedures for purposes of financial reporting.

                  9. Review pertinent documentation relating to certificates of chief executive officer and chief financial officer of the Company required under the Sarbanes-Oxley Act of 2002 and rules of the Securities and Exchange Commission formulated thereunder, including internal control disclosure.

                  10.      Approve the fees to be paid to the external auditor.

                  11. Receive periodic reports from the external auditor regarding the auditor's independence, discuss such reports with the auditor, and take appropriate action to satisfy itself of the independence of the auditor.

                  12. Evaluate the performance of the external auditor and, if so determined, replace the external auditor.

                  13. Review the appointment and replacement of the senior internal auditing executive.

                  14. Review the significant reports to management prepared by the internal auditing department and management's responses.

                  15. Meet with the external auditor prior to the audit to review the planning and staffing of the audit.

                  16.      Obtain from the external auditor assurance that
         Section 10A of the Private Securities Litigation Reform Act of 1995 has not been implicated.

                  17. Obtain reports from management, the Company's senior internal auditing executive and the external auditor that the Company's subsidiary affiliated entities are in conformity with applicable legal requirements and the Company's Code of Conduct.

                  18. Discuss with the independent auditor the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit.

                  19. Review with the external auditor any problems or difficulties the auditor may have encountered and any management letter provided by the auditor and the Company's response to that letter. Such review should include:

                           (a) Any difficulties encountered in the course of the audit work, including any restrictions on the scope of activities or access to required information.

                           (b) Any changes required in the planned scope of the internal audit.

                           (c)      The internal audit department
                  responsibilities, budget and staffing.

                           (d) Any disagreements between management and the external auditors, which disagreements shall be resolved by the Audit Committee.

                  20. Issue the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

                  21. Advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Conduct.

                  22. Review with the Company's General Counsel legal matters that may have a material impact on the financial statements, the Company's compliance policies and any material reports or inquiries received from regulators or governmental agencies.

                  23. Meet periodically, as necessary, with the chief financial officer, the senior internal auditing executive and the independent auditor in separate executive sessions.

                  24. Pre-approve all audit and non-audit services to be performed by the Company's external auditors. The responsibilities of pre-approval may be designated to one member of the Audit Committee who, after giving such pre-approval, must report to the full Audit Committee.

                  25. Review any and all reports issued by the external auditors, with respect to the Company's financial statements and critical accounting policies.

                  26. Establish reviews and adopt procedures to receive and handle anonymous complaints about accounting, internal accounting controls, or auditor matters.

         While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor.

                                                                         ANNEX D

                             FIRST BUSEY CORPORATION
                             2004 STOCK OPTION PLAN

1.       Purpose of The Plan.

         First Busey Corporation 2004 Stock Option Plan (herein called the "Plan") of First Busey Corporation (herein called the "Company") and its Subsidiaries is designed and intended (a) to encourage ownership of the Company's Stock by employees and directors of the Company and its Subsidiaries, and to provide additional incentive for them to promote the success of the business of the Company, and (b) to attract personnel to enter and remain in the employment of the Company and its Subsidiaries. It is expected that the added interest of the participating Employees and Directors under this Plan, and their proprietary attitude toward the Company resulting from their investment in the Company's Stock, will promote the future growth, development and continued success of the Company.

2.       Definitions.

         The following terms shall have the meanings hereinafter set forth unless the context clearly indicates to the contrary:

         (a) "Board of Directors" shall mean the Board of Directors of First Busey Corporation.

         (b) "Code" shall mean the Internal Revenue Code of 1986, as amended.

         (c) "Committee" shall mean the Compensation Committee of the Board of Directors.

         (d)      "Company" shall mean First Busey Corporation.

         (e) "Director" shall mean a member of the Board of Directors who is not an Employee of the Company.

         (f) "Employee" shall mean an individual who performs services for the Company or one or more of its Subsidiaries. The term "Employee" shall also mean an officer of the Company or one of its Subsidiaries.

         (g)      "Exchange Act" shall mean the Securities Exchange Act of 1934.

         (h) "Option" shall mean an Option to purchase Stock granted pursuant to the provisions of paragraph 6.

         (i) "Optionee" shall mean an Employee or Director to whom an Option has been granted pursuant to this Plan.

         (j) "Stock" shall mean the Common Stock, without par value, of the Company, or in the event that the outstanding shares of Stock are exchanged for shares of a different stock or securities of the Company or some other corporation, such other stock or securities.

         (k) "Subsidiary" shall mean any subsidiary corporation of the Company as defined in Section 424(f) of the Code.

         (l) "Termination of Employment" shall mean the later of (i) a severance of the employer-employee relationship with the Company or (ii) the resignation, removal or termination of an officer or Director of the Company.

3.       Stock Subject to the Plan.

         One million (1,000,000) shares of Stock shall be reserved for issue upon the exercise of Options granted under the Plan. In the event an Option is exercised, the Company may use authorized but unissued shares or shares held in treasury in lieu thereof. If any Option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such Option shall again be available for the purposes of the Plan.

4.       Administration of the Plan.

         4.1. The Plan shall be administered by the Compensation Committee of the Board of Directors consisting of not less than three (3) members. Each member of such Committee shall be a non-employee director as defined in Rule 16b-3 of the Rules and Regulations of the Securities and Exchange Commission, as amended from time to time.

         4.2. The Committee shall be appointed by the Board of Directors of the Company. The Board of Directors of the Company may, within the limits herein provided, from time to time in its discretion, fix and change the number of members of the Committee, remove members of the Committee, appoint members of the Committee in substitution for or in addition to members previously appointed, and fill vacancies however caused in the Committee.

         4.3. The Board of Directors shall select one of the Committee members as its chairman, and the Committee shall hold its meetings at such times and places as it may determine. A majority of its members shall constitute a quorum, but all action of the Committee shall be taken by a majority of its members. Any action, decision or determination reduced to writing and signed by all members shall be fully as effective as if it had been done or made by a vote of a majority of the members at the meeting duly called and held. The Committee may appoint a secretary, and shall keep minutes of its meetings and actions, and shall make such rules and regulations for the conduct of the business of the Committee as it deems advisable. The secretary may be, but need not be, an Employee of the Company or a Subsidiary. Serving as secretary of the Committee shall not disqualify an Employee from receiving an Option under the Plan.

         4.4. Subject to the express provisions of the Plan, the Committee shall have plenary authority, in its sole discretion, to determine the individuals to whom Options shall be granted, the number of shares subject to each Option, the Option exercise price, the time or times at which Options shall be granted, and the other terms and conditions of such Options. Subject to the express provisions of the Plan, the Committee shall also have plenary authority, in its discretion, to construe and interpret the Plan, to make determinations in administration of the Plan, to make, amend and rescind rules and regulations regarding the Plan and its administration, to determine the terms and provisions of the respective Stock Option agreements (which need not be identical), and to take whatever action is necessary to carry out the purposes of the Plan; provided, however, the Committee shall take no action which will impair any Option previously granted under the Plan or cause the Plan to not meet the requirements of Rule 16b-3 of the Rules and Regulations of the Securities and Exchange Commission. The Committee's actions and determinations on matters referred to in this section shall be conclusive on all persons whomsoever. No act or failure to act on the part of the Committee, or on the part of any member thereof, shall result in any liability whatsoever if taken in good faith.

5.       Type of Option Granted By The Plan.

         The Committee shall have authority to grant Options which do not qualify as incentive stock options as defined in Section 422 of the Code.

6.       Eligibility to Receive Options Under The Plan.

         6.1. Options may be granted under the Plan to any Employee or Director of the Company or any of its Subsidiaries. An Option may be granted to an individual upon the condition that such individual will become an Employee or Director of the Company or any of its Subsidiaries; provided, however, that such a conditional Option shall be deemed to be granted only on the date such individual becomes an Employee or Director.

         6.2. In making a determination as to persons to whom Options shall be granted under the Plan, and the number of shares to be covered by such Options, the Committee shall take into consideration the nature of the services rendered or to be rendered by the Employee or Director, the Employee's or Director's present and potential contributions to the success of the Company, and such other factors as the Committee shall deem relevant in accomplishing the purposes of the Plan. Any and all determinations made by the Committee pursuant to this section shall be binding upon all persons whomsoever, and no Employee or Director eligible to receive an Option under the Plan shall have any legal right to complain as to any determination which shall be made by the Committee hereunder with respect to such Employee or Director.

         6.3. Nothing contained in the Plan shall be construed to limit the right of the Company to grant Options otherwise than under the Plan in connection with (a) the employment or directorship of any person, (b) the acquisition of any corporation, firm or association, or the business or assets thereof, including Options granted to employees thereof who become employees of the Company or a Subsidiary, or (c) other proper corporate purposes.

7.       Option Price.

         7.1. The purchase price of the Stock subject to each Option granted hereunder shall be equal to at least 100% of the fair market value of the Stock at the time of the grant of the Option.

         7.2. The Committee shall adopt criteria for the determination of the fair market value of Stock subject to any Option granted pursuant to this Plan; provided, however, if the Stock is quoted on the National Association of Securities Dealers Automated Quotation System ("Nasdaq National Market") or any national securities exchange, the fair market value shall be the closing price on the date of such grant.

8.       Term of Options.

         8.1. Except as provided in paragraph 6.1, the term of each Option granted pursuant to the Plan shall not exceed ten (10) years from the date of granting thereof. Within such ten-year limit, Options will be exercisable only at such time or times, subject to the restrictions of paragraphs 10, 11 and 12, and any other restrictions and conditions, as the Committee shall in each instance approve, which need not be uniform for all individuals to whom Options are granted.

         8.2. Except as provided in paragraphs 11 and 12, no Option may be exercised at any time unless the Optionee is then an Employee of the Company or a Subsidiary or a Director of the Company or a Subsidiary and has been so employed or has been a Director continuously since the granting of the Option.

9.       Date of Grant of Option.

         The grant of an Option under the Plan shall take place on or as of the date the Committee grants an Employee or Director a particular Option; provided, however, that if the resolution or other written determination of the Committee specifies that an Option is to be granted as of and at some future date, the date of grant shall be such future date.

10.      Exercise of Option.

         10.1. Except as provided in paragraphs 11 and 12, unless otherwise provided in the terms under which the Committee granted the Option, each Option shall be exercisable in whole (i.e. the rights for all shares subject to any one Option must be exercised in full) only at any time and from time to time on a date specified in the relevant Option Agreement and provided in paragraph 10.2, which shall be a date no earlier than six months after the date of grant of such Option.

         10.2. To the extent that the right to purchase shares under an Option granted under the Plan is exercisable, in order to exercise an option, the Optionee must provide written notice to the Company in accordance with the rules and procedures established by the Committee. Such notice to the Company shall state the number and identity of Stock with respect to which the

Option is being exercised, and shall be accompanied by payment in full in cash or in any other form and term as the Committee shall permit.

         10.3. After the exercise of an Option, the Company shall within a reasonable time deliver to the person exercising the Option a certificate or certificates issued in the name of the person who exercised the Option for the appropriate number of shares. Each Option granted under the Plan shall be subject to the requirement that if at any time the Board of Directors of the Company shall determine that the listing, registration or qualification of the shares subject to such Option upon any securities exchange or under any state or Federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable, as a condition of, or in connection with, the granting of such Option or the issue or purchase of shares thereunder, no such Option may be exercised unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board of Directors.

         10.4. An Optionee under an Option granted under the Plan shall have no rights as a shareholder with respect to any shares covered by an Option until one or more certificates for shares shall have been delivered to the Optionee upon due exercise of an Option as above provided.

         10.5. An Option granted under the Plan shall be nontransferable by the Optionee other than by will or the laws of descent and distribution, and shall be exercised during the Optionee's lifetime only by the Optionee, unless the Optionee is under legal disability, in which case it may be exercised by the Optionee's duly appointed legal representative.

11.      Termination of Employment.

         11.1. Except in the case of disability or death, as provided in paragraphs 11.2 and 12, if an Optionee of an Option granted under the Plan has a Termination of Employment with the Company or a Subsidiary, then all Options granted to such person under the Plan shall terminate and expire as of the date the Optionee ceases to be an Employee or a Director, unless otherwise provided by the Committee in its sole discretion.

         11.2. If an Optionee becomes permanently and totally disabled, all Options which are not presently exercisable shall become exercisable on the date the Optionee has a Termination of Employment because of such disability. Any unexercised Option held by such disabled Optionee shall expire not later than 180 days after the Optionee has a Termination of Employment because of such disability; provided, however, no Option may be exercised after the expiration date specified for the particular Option in the Option grant.

         11.3. The transfer of an Employee from one corporation to another among the Company and its Subsidiaries, or a leave of absence (as described in Section 1.421-7(h)(2) of the Income Tax Regulations) with the written consent of the Company or a Subsidiary shall not be deemed a Termination of Employment for the purposes of the Plan, and an option agreement may provide that retirement at a time when the Optionee is eligible for an immediate retirement benefit under any retirement plan of the Company shall not be a Termination of Employment for purposes of an Option.

12.      Death of Optionee.

         12.1. If an Optionee under the Plan dies while an Employee or Director of the Company or a Subsidiary, all Options which are not presently exercisable shall become exercisable on the date of the Optionee's death. The shares which the Optionee was or becomes entitled to purchase on the date of the Optionee's death under an Option or Options granted under the Plan may be purchased at any time after the Optionee's death by the person or persons to whom said rights under the Option or Options shall have passed by the Optionee's will or by the applicable laws of descent and distribution; provided, however, that any unexercised Option held by an Optionee who dies shall expire not later than 180 days after the date of the Optionee's death, and that no Option may be exercised after the expiration date specified for the particular Option in the Option grant.

13.      Effect of Merger, Change in Capitalization, Etc.

         13.1. In the event of any reclassification or increase or decrease in the number of the issued shares of Stock of the Company by reason of the payment of a Stock dividend, a split or consolidation of shares, a recapitalization, a combination or exchange of shares or any like capital adjustment, then (a) the aggregate number and the class of shares reserved under the Plan shall be as though the shares reserved had been outstanding prior to any adjustment as aforesaid, and (b) as to any outstanding unexercised Options theretofore granted under the Plan, there shall be a corresponding adjustment as to the class and number of shares covered by each Option, and as to the purchase price under each Option, to the end that the Optionee's proportionate interest shall be maintained as before the occurrence of such event without change in the total purchase price applicable to said Option.

         13.2. In the event the Company shall approve a plan of reorganization or of merger into or consolidation with any other corporation, and appropriate provision is made for the resulting corporation's assumption of the Plan under terms whereby the unexercised portion of each Option then outstanding under the Plan shall thereafter apply to such number and kind of securities as would have been issuable by reason of such reorganization, merger or consolidation to a holder of the number of shares which were subject to the Option immediately prior to such reorganization, merger or consolidation, without change in the total purchase price applicable to said Option, then such Options shall continue under the Plan.

         13.3. In the event the Company shall approve a plan of reorganization or of merger into or consolidation with any other corporation, and appropriate provision is not made for the assumption of the Plan by the resulting corporation as above provided in paragraph 13.2, or in the event the Company shall approve a plan of dissolution, liquidation or sale of substantially all of its assets, then in any event, the unexercised portion of each Option then outstanding under the Plan shall terminate as of a date fixed by the Committee and approved by the Board of Directors of the Company upon not less than thirty days' written notice to each Optionee; provided, however, that any such Option shall be accelerated and may be exercised before the termination date fixed as aforesaid; provided further, however, that such termination date shall be fixed as of a date on or before the effective date of such reorganization, merger, consolidation, dissolution, liquidation or sale.

         13.4. In the event the Company shall issue additional capital Stock of any class for cash or other consideration, there shall be no adjustment in the number of shares covered by outstanding Options under the Plan, and no adjustment in the purchase price under such Options.

14.      Termination and Amendment of The Plan.

         14.1. This Plan shall terminate ten years from the date the Plan was adopted by the Board of Directors, and no Option shall be granted hereunder after said date, but such termination shall not affect any Option theretofore granted. The Board of Directors of the Company may suspend, discontinue or terminate the Plan at any time, and may from time to time make such changes in and additions to the Plan as the Board of Directors shall deem advisable; provided, however, that the Board of Directors may not, without approval by the shareholders of the Company, change any provision which otherwise requires shareholder approval in accordance with applicable rules and regulations.

         14.2. Subject to other provisions of the Plan, no termination or amendment of the Plan may, without the consent of the Optionee under an Option then outstanding, terminate such Option or materially and adversely affect the rights of the Optionee thereunder.

15.      Shareholder Approval.

         Notwithstanding any other provision of this Plan, no Option granted under this Plan may be exercised until this Plan is approved by vote of a majority of the total votes cast by the shareholders of the Company at the Company's Annual Meeting to be held on April 13, 2004. In the event such shareholder approval is not forthcoming at the Company's Annual Meeting to be held on April 13, 2004, this Plan and any Options granted pursuant to it shall be null and void.

16.      Amendments to Code or Regulations.

         Any reference in this Plan to a section of the Code or a section of the Income Tax Regulations shall include any amendments thereto and shall include such additional sections of the Code or Regulations into which the substance of the cited subsections shall be incorporated.

PROXY--FIRST BUSEY CORPORATION

KNOW ALL MEN BY THESE PRESENTS, THAT I, the undersigned stockholder of First Busey Corporation (the "Company") having received notice of the Annual Meeting of Stockholders, do hereby nominate, constitute and appoint, Tom Brown and Tom Berns, my true and lawful attorney and proxy, with full power of substitution, for me and in my name, place and stead to vote all of the shares of Common Stock without par value ("Common Stock") of the Company standing in my name on its books on February 27, 2004 at the Annual Meeting of Stockholders of the Company, to be held at the Virginia Theatre, 203 W. Park, Champaign, Illinois, on April 13, 2004 at 7:00 p.m., local time, and at any postponement or adjournment thereof, with all powers the undersigned would possess if personally present, as follows:

1. [ ] FOR all nominees listed below to serve as directors of the Company until the next Annual Meeting of Stockholders (except as marked to the contrary below)

    [ ]  WITHHOLD AUTHORITY to vote for all nominees listed below

         Joseph M. Ambrose       David L. Ikenberry       E. Phillips Knox
         V. B. Leister           Douglas C. Mills         Joseph E. O'Brien
         Arthur R. Wyatt

         (INSTRUCTION: To withhold authority to vote for any individual nominee, strike a line through that nominee's name.)

2.  Approval of the First Busey Corporation 2004 Stock Option Plan

         [ ]   FOR               [ ]   AGAINST           [ ]    ABSTAIN


    To transact such other business as may properly come before the Annual Meeting or any postponement or adjournment thereof.

This proxy will be voted as directed, or if no instructions are given, it will be voted "FOR" election of all nominees as Directors of First Busey Corporation. Also, this proxy will be voted at the Annual Meeting in accordance with the Board of Directors' recommendations on any other matters which may come before the Annual Meeting or any postponement or adjournment thereof.

This proxy is solicited on behalf of the Board of Directors and may be revoked prior to its exercise.

Your vote is important. Any previously submitted proxies will not be used at the Annual Meeting. Accordingly, even if you plan to attend the Annual Meeting, please mark, sign and date this proxy and return it in the enclosed envelope.


                                   ---------------------------------------------

                                   ---------------------------------------------
                                   Please sign your name or names exactly as they appear on the stock certificate. Each joint tenant must sign. When signing as attorney, administrator, guardian, executor or trustee or as an officer of a corporation, please give full title. If more than one trustee, all should sign.